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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                    __________________________________


                                 FORM 8-K

                              CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                              August 13, 1999
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                    (Date of Earliest Event Reported)



                                RIDE, INC.
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           (Exact name of registrant as specified in its charter)


           Washington                     1-13042              91-1571027
-------------------------------   ----------------------   ------------------
(State or other jurisdiction of   Commission File Number    (I.R.S. Employer
incorporation or organization)                             Identification No.)


    8160 - 304th Avenue Southeast
         Preston, Washington                                      98050
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(Address of principal executive offices)                        (Zip Code)


                               (425) 222-6015
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             (Registrant's telephone number, including area code)

                                 Page 1 of 3
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 9, 1999, Ride, Inc. (the "Company") retained Grant Thornton LLP ("New Auditors") as its new independent auditor. During the preceding two years in the period ended December 31, 1997 and the six months ended June 30, 1998, and through the date of this report, the Company has not consulted the New Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

None.

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SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



RIDE, INC.
---------------------------------
(Registrant)



Dated: August 13, 1999                  By  /s/  Greg Cook
                                          ------------------------------------
                                          Greg Cook
                                          CHIEF OPERATING OFFICER AND
                                          CHIEF FINANCIAL OFFICER